UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders (the “Special Meeting”) of Marin Software Incorporated (the “Company”) was held on June 11, 2025. As of the close of business on May 2, 2025, the record date for the Special Meeting (the “Record Date”), 3,188,518 shares of common stock of the Company (the “Common Stock”) and one share of Series A Preferred Stock (the “Preferred Share”) were outstanding and entitled to vote, with each share of Common Stock being entitled to cast one vote for each of the matters presented, and the Preferred Share entitled to cast 3,188,518 votes subject to the qualifications outlined in the Definitive Proxy Statement on Schedule 14A, filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 7, 2025 (the “Proxy Statement”).

The presence, in person or by proxy, of the holders of record of one-third of the voting power of all outstanding shares of the Company’s stock entitled to vote at the Special Meeting constituted a quorum for the transaction of business at the Special Meeting. For purposes of determining the existence of a quorum, the Preferred Share was deemed to entitle the holder thereof to have such voting power that was equal to the number of shares of Common Stock outstanding as of the Record Date.

At the Special Meeting, 488,916 shares of Common Stock voted in favor of the Dissolution Proposal (as defined below). In addition, the number of shares that voted in favor of the Dissolution Proposal was greater than the number of shares that voted against or abstained on the Dissolution Proposal, and therefore, the Preferred Share was entitled to vote together with the holders of the Common Stock, as a single class, on the matters presented.. As a result, the total voting power at the Special Meeting represented 6,377,036 votes. A total of 3,775,059 votes were cast, in person or by proxy, representing 59.20% of the eligible votes, and a quorum was present.

At the Special Meeting, stockholders voted on the proposals set forth below, each of which is described in greater detail in the Proxy Statement. The results of the voting at the Special Meeting were as follows:

(1) To approve the voluntary dissolution and liquidation (the “Dissolution”) of the Company pursuant to a Plan of Dissolution (such plan, the “Plan of Dissolution”, and such proposal, the “Dissolution Proposal”), but subject to the Company’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof:

Class of Security	For	Against	Abstain
Common Stock	488,916	95,137	2,488
Series A Preferred Stock	3,188,518	—	—
Total Votes	3,677,434	95,137	2,488

Pursuant to the foregoing votes, the Dissolution Proposal was approved.

(2) To grant discretionary authority to the Company’s board of directors to adjourn the Special Meeting, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies in the event there are insufficient shares present in person (including virtually) or by proxy voting in favor of the Dissolution Proposal (such proposal, the “Adjournment Proposal”):

Class of Security	For	Against	Abstain
Common Stock	502,831	81,000	2,710
Series A Preferred Stock	3,188,518	—	—
Total Votes	3,691,349	81,000	2,710

Pursuant to the foregoing votes, the Adjournment Proposal was approved.

Item 8.01 Other Events

As described in Item 8.01 of that certain Current Report on Form 8-K filed by the Company with the SEC on June 9, 2025, the Company is currently exploring a transaction with a private equity firm (the “Counterparty”) whereby the Counterparty would acquire substantially all of the assets of the Company, which may be through a voluntary reorganization transaction (the “Potential Transaction”). In accordance with the Plan of Dissolution, the Company currently plans to delay the filing the Certificate of Dissolution with the Secretary of State of the State of Delaware (the “Delaware SOS”) to negotiate the Potential Transaction in the near term. There can be no assurance that the Potential Transaction will be entered into or ultimately be successful, and the Company may abandon pursuing the Potential Transaction and instead file the Certificate of Dissolution with the Delaware SOS and implement the Plan of Dissolution.

Cautionary Language Concerning Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Potential Transaction, the Dissolution and other related matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company’s and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Potential Transaction, the Dissolution, and management’s beliefs regarding the benefits of pursuing the Potential Transaction or, in lieu thereof, the Dissolution. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Current Report, are detailed in the Proxy Statement (under the heading “Risk Factors to be Considered by Stockholders in Deciding Whether to Approve the Plan of Dissolution”), the Company’s latest Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and/or Current Reports on Form 8-K filings with the SEC, especially under the heading “Risk Factors.” The forward-looking statements in this Current Report speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: June 12, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer